                     MASTER ILC/VENDOR OPERATING AGREEMENT          EXHIBIT 10
--------------------------------------------------------------------------------

[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED "[C.I.]" TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

This Master ILC/Vendor Operating Agreement ("Agreement ") dated the day of September 21 2000 is by and between DUSA Pharmaceuticals, Inc. with its principal place of business at 25 Upton Drive, Wilmington, MA. 01887("Vendor" or "Seller") and Information Leasing Corporation, an Ohio Corporation, with its principal place of business at 1023 West Eighth Street, Cincinnati, Ohio 45203 ("Buyer" or "ILC").

RECITALS. ILC proposes to purchase certain goods from Seller from time to time for the purpose of leasing such goods to customers of Seller and Seller proposes to sell such goods to ILC. In consideration of such proposals and for other valuable consideration, ILC and Seller agree as follows:

1. DEFINITIONS. As used herein:

(a) "Goods" means the personal property purchased by ILC hereunder, together with any accessories, attachments, parts and repairs now or hereafter incorporated in or affixed to or used in connection with any such Goods, and includes Goods substituted for the original Goods leased or sold under a Lease and Goods that may be added to a Lease. Goods shall include equipment, supplies and consumables identified on Exhibits to this Agreement.

(b) "Lease" means any Lease, Usage Agreement, Rental Agreement or other agreement of which Goods are the subject thereof.

(c) "Lessee" means the Lessee or Lessees under a Lease.

2. PURCHASE OF GOODS. Goods purchased by ILC from Seller shall be purchased subject to the terms and conditions of this Agreement. ILC shall not be obligated to purchase any Goods from Seller or to subsequently lease such Goods to customers of Seller. The purchase price of any Goods shall be the amount agreed upon by the parties at the time of purchase ("Purchase Price"). However, the initially agreed upon Purchase Price of the Goods shall be approximately equal to the following amounts corresponding to the various Lease terms:

(a) EQUIPMENT TO BE LOCATED WITH LESSEES IN THE FOLLOWING STATES:
[C.I.]

Purchase Price:            Term of Lease:            Monthly Lease Payment (not including Sales Tax):
-----------------------------------------------------------------------------------------------------
[C.I.]                     36 Months                 [C.I.]/ Month
[C.I.]                     48 Months                 [C.I.]/ Month
[C.I.]                     60 Months                 [C.I.]/ Month

(b) EQUIPMENT TO BE LOCATED WITH LESSEES IN ALL OTHER STATES:

Purchase Price:            Term of Lease:            Monthly  Lease Payment (including Property Tax but not Sales Tax):
-----------------------------------------------------------------------------------------------------------------------
[C.I.]                     36 Months                 [C.I.]/ Month
[C.I.]                     48 Months                 [C.I.]/ Month
[C.I.]                     60 Months                 [C.I.]/ Month

The Purchase Prices shown above are subject to change by ILC at any time with [C.I.] days written notice to Seller.

3. DOCUMENTS. ILC shall pay the Purchase Price within [C.I.] days of delivery to and acceptance of the Goods by the Lessee provided that:

(a) ILC shall have given to Seller its credit approval of the Lessee as evidenced by either a written notice of approval, written purchase order, or valid ILC purchase order number and;

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

         [NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED "[C.I.]" TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         (b) ILC shall have received the following, satisfactory to ILC in its sole discretion;

                  (i) Properly executed lease satisfactory to ILC, an application and requested financial information;

                  (ii) Originals of ILC's delivery and installation certificate or other evidence of installation satisfactory to ILC;

                  (iii) Originals of UCC financing statement(s) if required by ILC;

                  (iv) Originals of Sellers invoice to ILC complete with all Serial Numbers;

                  (v) Such additional support documents (i.e., corporate guaranty, personal guaranty, subordination agreement, consent and waiver by owner for real estate, etc.) or Lease documents from Lessee as ILC may reasonably require, and;

                  (vi) Lessee's payment [C.I.] or other amounts mutually agreed to by the parties, that may be paid [C.I.] or such other method of payment [C.I.].

4. LEASES. From time to time Seller shall submit to ILC the names of prospective Lessees together with proposals for the purchase of Goods by ILC and the subsequent leasing or rental of such Goods by ILC to such prospective Lessees. Seller shall supply the financial data and other credit information pertaining to each prospective Lessee which is necessary for ILC to render in its sole discretion a fair judgment of the credit standing of such prospective Lessee. ILC shall have the right to directly contact prospective Lessees to obtain whatever additional credit and financial information ILC deems necessary. ILC agrees to accept or reject each sale and leasing proposal submitted by Seller within [C.I.] working days after receipt of all credit and financial data and other information deemed necessary by ILC to render a fair judgment regarding the sale and leasing proposal and the prospective Lessee.

5. REPRESENTATIONS AND WARRANTIES; SELLER. Seller represents, warrants and agrees that:

         (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey and has the corporate power to execute, deliver, and perform its obligations under this Agreement;

         (b) Seller is duly qualified to do business in such states in the United States where qualification is reasonably believed necessary for its business operations;

         (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by any necessary corporate and shareholder action on the part of Seller enforceable against it in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the rights of creditors generally;

         (d) The execution, delivery and performance by Seller of this Agreement does not violate any provision of the articles of incorporation or bylaws of Seller or result in a material breach of or constitute a material default under any indenture or loan agreement or any other agreement, lease or instrument to which Seller is a party or by which it or its properties may be bound or affected; and

         (e) Each year within [C.I.] days of Sellers fiscal year end, Seller will provide or make available to ILC through the U.S. Securities and Exchange Commission's EDGAR database a statement of financial condition to ILC as of the end of

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

         [NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED "[C.I.]" TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         such fiscal year and a statement of earnings and retained earnings for such fiscal year, prepared by a certified public accountant acceptable to ILC, or, at ILC's option, hardcopies of the above information.

         (f) WITH REGARDS TO ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THAT SELLER HAS PROVIDED ILC WITH ALL DOCUMENTS RELATING TO THE LEASE OR THE GOODS COVERED BY SUCH LEASE AND THAT THERE HAVE BEEN NO ORAL OR WRITTEN MODIFICATIONS TO THE LEASE, OR ANY OTHER WRITTEN AGREEMENTS RELATING TO THE GOODS NOT PREVIOUSLY DISCLOSED TO ILC PRIOR TO ILC'S EXECUTION OF THE LEASE AND OR PURCHASE OF THE GOODS.

6. REPRESENTATIONS AND WARRANTIES; GOODS. With respect to Goods sold hereunder, Seller warrants that:

         (a) All Lessees have represented that they shall be leasing the Goods solely for commercial or business purposes and no Lease shall be deemed to be a "consumer lease" for purposes of state or federal law;

         (b) title to any Goods purchased under this Agreement shall be free and clear of all liens and other encumbrances;

         (c) all signatures of Seller, names, addresses, amounts and descriptions of Goods contained in the documents submitted to ILC by Seller are true and correct;

         (d) to the best of Seller's knowledge, all Lessee's signatures, initials, names, addresses, amounts and descriptions of Goods contained in the documents submitted to ILC by Seller are true and correct;

         (e) all Goods for which Seller shall have delivered to ILC a certificate of acceptance shall have been properly installed and accepted by Lessee;

         (f) Seller has and will continue to perform all of its obligations under the warranties given by Seller relating to the Goods; and

         (g) Seller will make available a complete maintenance and service operation for the Goods, and furnish all supplies and/or data regarding the Goods for which ILC is collecting payments from Lessees.

         (h) Seller has disclosed to ILC, in writing, all warranties and representations made to Lessee by Seller, its employees or agents and has disclosed in writing to Lessee that such warranties and representations are made by Seller alone and are not in any way made by, or attributable to ILC.

7. SELLER'S BREACH OF REPRESENTATIONS AND WARRANTIES.

If Seller breaches any warranty or representation herein with respect to a Lease entered into by ILC pursuant to this Agreement and/or any Goods purchased by ILC, Seller shall [C.I.] from ILC [C.I.] thereon. Seller agrees to ILC for [C.I.], which ILC may sustain or incur because of such breach by Seller. After Seller [C.I.] to Seller. Sellers [C.I.] are not contingent upon Seller recovering the goods from the Lessee or commissions or other fees paid to its sales agents.

If any Lessee (i) cancels any Lease or any Lease is otherwise terminated as a result of [C.I.] of Seller therein or in any other agreement between Seller and Lessee, (ii) asserts any defense to the Lease or (iii) claims a breach of any warranty or representation by Seller, Seller shall

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED "[C.I.]" TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

[C.I.] such Lease and/or Equipment, Supplies, any Consumables and Services from ILC [C.I.] for the balance of the remaining scheduled payments due under the Lease Agreement, including any past due rental payments not yet received by ILC from Lessee. Seller agrees to [C.I.] for [C.I.], including [C.I.], which ILC may sustain or incur because of such breach by Seller. Upon Seller's [C.I.] of a Lease and/or Equipment, Supplies, any Consumables and Services, ILC will reconvey all of its rights, title and interest in and to the Lease and/or Equipment, Software and Services to Seller. Sellers repurchase obligations are [C.I.] upon Seller [C.I.] from the Lessee or [C.I.] to its sales agents. Seller agrees to [C.I.] ILC for [C.I.], including [C.I.], which ILC may sustain or incur because of Sellers breach of any warranty or representation herein. Seller will be [C.I.] for [C.I.] for any reason and will [C.I.] ILC [C.I.] for any claims or actions asserted against ILC [C.I.].

8. ASSIGNMENT OF AGREEMENT. Neither party may assign this Agreement nor any of its rights under this Agreement without the other party's prior written consent; provided, however, that either party may assign this Agreement to a successor in interest by merger, consolidation or sale of substantially all of its assets, or more than [C.I.] of the voting control of its securities, so long as the non-assigning party's financial condition is not adversely affected and the surviving entity assumes all of assignor's obligations under this Agreement and any Addenda thereto.

9. DEFAULT.

         (a) The occurrence of one or more of the following events will constitute Events of Default under this Agreement:

                  Either party's material breach of or failure to perform any of its payment obligations under this Agreement;

                  (ii) Either party's material breach of or failure to perform any of its other obligations under this Agreement, if such breach has been called to its attention in writing by the non-breaching party and the breach has not been cured [C.I.] of such notice;

                  (iii) A party's insolvency or dissolution, institution by, on behalf of or against such party of bankruptcy, reorganization, receivership, conservatorship or insolvency proceedings, the making of an assignment for the benefit of creditors, or a party's ceasing to do business as a going concern.

         (b) From and after the occurrence of any Event of Default, the non-defaulting party may do either or both of the following:

                  (i) [C.I.] this Agreement, [C.I.] to the defaulting party; and

                  (ii) exercise any other rights it has under this Agreement, the Uniform Commercial Code or any other law.

The defaulting party will be liable for [C.I.] costs and expenses incurred by the non-defaulting party because of the occurrence of any Event of Default, including [C.I.] costs, [C.I.] costs and [C.I.] fees as well as [C.I.] incurred by either party as a result of [C.I.] rising out of or otherwise related to Sellers breach of representations or warranties by the other party.

10. REGULATORY MATTERS. In order to enable Seller to comply with its obligations under the US Food Drug and Cosmetic Act, ILC [C.I.] to Seller by either telephone, email and or facsimile, any material oral or written complaints or incidents involving the Goods, no matter what the source, of any such complaint or incident. ILC

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED "[C.I.]" TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

shall cooperate with Seller to collect relevant information according to standard operating procedures established by Seller, from time to time, during the term of this Agreement.

11. MISCELLANEOUS. Both parties waives notice of acceptance hereof. ILC makes no warranties, express or implied, regarding Sellers treatment of this Agreement for income tax purposes. Either party's knowledge at any time of any breach of or non-compliance with any of the provisions of this Agreement shall not constitute any waiver by ILC. Except for certain supplemental and supporting documents that may be required by ILC, and must be signed by both parties, this Agreement constitutes the entire agreement between the parties and any change or modification to this Agreement must be in writing and signed by the parties. ILC will give [C.I.] alerting Seller of any complaints Lessee's have made to ILC with regards to the Goods or services from Seller. Seller agrees that ILC may directly provide lease applicants with any written notices required by the Equal Credit Opportunity Act or other law.

12. LAW; TERM. This Agreement shall be deemed to have been made in and shall be construed and governed in accordance with the laws of the State of [C.I.]. The parties hereto (i) designate the United States District Court for the [C.I.] District of [C.I.], and the [C.I.] County, [C.I.] Court [C.I.] as forums where all matters pertaining to this Agreement may be adjudicated, and (ii) by the foregoing designation, consent to the jurisdiction and venue of such courts for the purpose of adjudicating all matters pertaining to this Agreement. Nothing herein contained shall affect ILC's right to serve legal process in any other manner permitted by law or to bring any suit, action or proceeding against Seller or its property in the courts of any other jurisdiction.

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO A JURY TRIAL IN ANY ACTION ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND/OR RELATED DOCUMENTS, THE RELATIONSHIP BETWEEN ILC AND SELLER, OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

This Agreement shall remain in full force and effect from the date above and for a period of [C.I.] years, and thereafter until terminated either by written agreement or after [C.I.] days from written notice by either party to the other. Either party may upon [C.I.] days written notice to the other party Seller terminate this Agreement for any reason at any time. Notwithstanding such termination, the provisions hereof shall continue in force as to all Leases purchased by ILC before termination.

AGREED TO AND ACKNOWLEDGED BY:

----------------------------------------------------------------------------------------------------
Seller:   Information Leasing Corporation                        Seller: DUSA Pharmaceuticals, Inc.
----------------------------------------------------------------------------------------------------
By /s/ Illegible                                                  By /s/ Paul A. Sowryda
----------------------------------------------------------------------------------------------------
Title  Vice President                                            Title Vice President
----------------------------------------------------------------------------------------------------

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED "[C.I.]" TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                     MASTER
                            CERTIFICATE OF INCUMBENCY


The undersigned being duly elected and acting as ---------------------- of Seller does hereby certify that the person or persons listed below are authorized to enter into this Master ILC/Vendor Operating Agreement with Information Leasing Corporation and the persons listed below are duly authorized representatives of the Seller in the capacity set forth opposite their names and that their signatures are true and correct and, as of the date hereof, have proper corporate power and authority to execute and deliver any Agreement between Seller and ILC, any Addendum(s) pursuant thereto and the documents required thereunder.

Name (print)                   Title                     Sample Signature

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I hereby attest that this information is true and correct as of this -------- day of --------------- 19---.

SELLER

-----------------------------------
Signature (of an officer other than the person signing both the Operating Agreement and Incumbency above)


-----------------------------------
Title

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

        ILC                                                   ADDENDUM A

Information Leasing Corporation
--------------------------------------------------------------------------------
Master ILC Vendor Operating Agreement - SELLER'S RECOURSE GUARANTEE AGREEMENT

SELLER:                           Date of Master ILC Vendor Operating Agreement:

DUSA PHARMACEUTICALS, INC.        9/21/00 /s/ PAUL A. SOWRYDA

This Addendum is a part of and incorporated by reference into the Master ILC Vendor Operating Agreement referred to above by reference to the Seller thereunder and the date of such Master ILC Vendor Operating Agreement. This Addendum applies only to the specific Lease(s) described in this Seller's Recourse Guarantee Agreement ("Addendum A51"). This Seller's Recourse Guarantee Agreement is entered into by and between MedEq, a Division of Information Leasing Corporation, ("Owner" or "ILC") and DUSA Pharmaceuticals, Inc. ("Seller").

WHEREAS, Seller desires Owner to enter into lease(s) from time to time for certain equipment ("Equipment") which Seller wishes to provide to a certain user(s) ("Lessee(s)") pursuant to specific lease(s) ("Leases"), and

WHEREAS, such Seller desires Owner to enter into Leases with its customers that include a DUSA 12 MONTH EARLY CANCELLATION ADDENDUM FOR BLU-U(TM) that allows Lessees who have signed such an agreement the right to terminate their Lease prior to the completion of their Initial Term providing the have met certain conditions. A copy of the DUSA 12 MONTH EARLY CANCELLATION ADDENDUM FOR BLU-U is attached hereto, and

WHEREAS, without this Addendum A - Seller's Recourse Guarantee Agreement, Owner would not Lease the Equipment to this Lessee; and

WHEREAS, when the terms of each DUSA 12 MONTH EARLY CANCELLATION ADDENDUM FOR BLU-U to such Lease expire and are terminated without any default existing by the Lessee, the Seller shall be released of this guarantee;

NOW THEREFORE, in consideration of the mutual covenants expressed herein the parties hereto agree as follows:

1 . Seller desires Owner enter into a Lease(s) with certain User(s) from time to time pursuant to terms of this Addendum

2. Upon the occurrence of any and all Lessee(s) exercising their rights under the DUSA 12 MONTH EARLY CANCELLATION ADDENDUM FOR BLU-U to their Lease described above, Seller shall pay to Owner a Lease Termination Fee ("Lease Termination Fee") which shall be equal to the lesser of a) 100% of all unpaid Rent under the Lease discounted at 4.0% or b) 100% of the original purchase price paid by Owner to Seller originally as Equipment cost. Seller Agrees that ILC may at its sole discretion collect Lease Termination Fees by offsetting against future monies due Seller from Purchases by ILC.

3. Upon notice by ILC, Seller shall arrange to remove the Equipment from Lessee's premises, or such other place designated by Owner. Seller shall pay the Lease Termination Fee to Owner within 5 Business days of receipt of notice from Owner.

4. If any payment due hereunder is more than ten (10) days late, Seller agrees to pay ILC a late charge equal to 2% per month of said payment.

5. Owner or Seller shall have the right to terminate the offering of the DUSA 12 MONTH EARLY CANCELLATION ADDENDUM FOR BLU-U to Seller's customers with respect to future transactions at any time with 30 days written notice to the other party.

                             Addendum A: Page 1 of 2

                                                                      EXHIBIT 10
                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

        ILC                                                   ADDENDUM A

Information Leasing Corporation

--------------------------------------------------------------------------------

THIS ADDENDUM MODIFIES AND SUPPLEMENTS THE TERMS OF THE MASTER ILC/VENDOR OPERATING AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS ADDENDUM AND THE AGREEMENT, THE TERMS OF THIS ADDENDUM SHALL SPECIFICALLY CONTROL.

--------------------------------------------------------------------------------

AGREED TO AND ACKNOWLEDGED BY:

--------------------------------------------------------------------------------
     Information Leasing Corporation          Seller: DUSA PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
By /s/ Illegible                               By  /s/ Paul A. Sowryda
--------------------------------------------------------------------------------
Title  Vice President                         Title  Vice President
--------------------------------------------------------------------------------
                                              Dated  9/21/00
--------------------------------------------------------------------------------

                             Addendum A: Page 2 of 2

                     MASTER ILC/VENDOR OPERATING AGREEMENT
--------------------------------------------------------------------------------

             DUSA 12 MONTH EARLY CANCELLATION ADDENDUM FOR BLU-U(TM)

                     TO LEASE NO. ---------------- ("LEASE")

BY AND AMONG: MedEq, a Division of Information Leasing Corporation AS "LESSOR" AND --------------------------------------------------------- AS "LESSEE".

EARLY CANCELLATION DATE: -------------------, 20----

Lessee may, upon 60 days prior written notice ("Notice") to Lessor from the Early Cancellation Date above, early terminate the Lease, provided:

         a) Lessee has paid the first 12 full monthly Total Rental Payments when due under the Lease; and

         b) Lessee is not in default of any other terms and conditions of the Lease; and

         c) The equipment is returned at Lessee's expense to a location designated by Lessor, in compliance with the terms of the Lease, no later than 15 days after the Early Cancellation Date.

Lessee agrees that in the event that all of the provisions above are not met, the Lease shall remain in full force and effect for the Initial Term of the Lease and this Addendum shall be null and void.

Lessee agrees not directly or indirectly purchase, lease or in any way acquire any services or equipment which in whole or part are essentially the same services or equipment supplied or provided under the Lease, for the balance of the Initial Term of the Lease following Lessee's exercise of its termination rights provided herein.

Following such cancellation, Lessor shall retain all sums paid hereunder by Lessee including any advance rental payments and security deposit, take possession of the equipment, and/or sell, dispose of, hold, use or lease the equipment as Lessor in its sole discretion may desire, without any duty to account to Lessee.

Lessee agrees that the terms and conditions of this Addendum conform with the terms and conditions of any purchase order, or other specifications issued regarding the equipment covered by the Lease or, if they do not conform, that the terms and conditions of the Addendum shall prevail over any conflicting terms of a purchase order.

This Addendum is hereby made a part of and incorporated into the Lease referred to above as of the date shown below.

Notice to Lessor:          Notice shall be sent via Certified mail to:
                           Information Leasing Corporation
                           1023 West Eighth Street
                           Cincinnati, Ohio 45203
                           Attn: Credit Manager: Vendor Business Unit

AGREED TO AND ACKNOWLEDGED BY:

--------------------------------------------------------------------------------
Seller:   INFORMATION LEASING CORPORATION          Seller:
--------------------------------------------------------------------------------
By                                                 By
--------------------------------------------------------------------------------
Title                                              Title
--------------------------------------------------------------------------------
                                                   Dated
--------------------------------------------------------------------------------

                     MASTER ILC/VENDOR OPERATING AGREEMENT          EXHIBIT 10
--------------------------------------------------------------------------------

        ILC                                                   ADDENDUM R

Information Leasing Corporation
--------------------------------------------------------------------------------

Master ILC Vendor Operating Agreement - "Residual Operating Addendum"

                  Seller:                     Date of Master ILC Vendor Operating Agreement:

         DUSA Pharmaceuticals, Inc.           9/21/00 /s/ Paul A. Sowryda

This Addendum is a part of and incorporated by reference into the Master ILC Vendor Operating Agreement referred to above by reference to the Seller thereunder and the date of such Master ILC Vendor Operating Agreement.

WHEREAS, Owner is presently leasing or intends to lease certain equipment ("Goods ") and to certain users ("Lessees") pursuant to certain leases ("Leases"), all described on Schedule A attached hereto and incorporated herein, as amended or supplemented from time to time; and

WHEREAS, when the initial terms of such Leases expire, the Lessees may continue use of the Equipment and

Owner desires to bill and collect month-to-month Rent Payments ("Renewal Rent") from the Lessees per the terms of the Leases; and

WHEREAS, when the initial terms of such Leases expire, the Lessees may discontinue use of the Equipment per the terms of the Leases and Owner desires to sell all of its rights, title and interest in the off Lease Equipment to Seller; and

WHEREAS, when the initial terms of such Leases expire, the Lessees may wish to purchase the Equipment from Owner and Owner desires to sell all of its rights, title and interest in the Equipment to Lessees;

NOW THEREFORE, in consideration of the mutual covenants expressed herein the parties hereto agree as follows:

1. Owner hereby agrees to pay Seller 100% of the first $600 of any combined Renewal Rent and or Sale Proceeds to the Lessee when and if received by Owner. Owner reserves the right to re-lease or resell any Equipment, at a mutually agreeable price.

2. In the event that Lessees wish to discontinue use of the Equipment at the expiration of their Leases, providing that the Lessees are not in default of any terms and conditions of their Leases, Owner hereby agrees to sell Equipment to Seller for $1.00 on an As Is Basis.

3. In the event that Lessees wish to purchase the Equipment at the expiration of their Leases, providing that the Lessees are not in default of any terms and conditions of their Leases, Owner hereby agrees to sell Equipment to Lessees for a price determined solely by Owner on an As Is Basis ("Buyout Amount"). Owner agrees to pay to Seller the amount stated in Paragraph 1 above plus 75% of the balance of the Buyout Amount when and if received by Owner and keep the remaining 25% for its account.

4. At the time of both parties commitment to enter into a Lease (as evidenced by an invoice to Owner from Seller for Equipment under said Lease) Owner agrees that the Equipment shall be subject to this Addendum.

5. Seller and Owner agrees to pay their own out-of-pocket expenses incurred in connection with all other services rendered hereunder, which will not be deducted from rent or sale proceeds.

6. Each of the parties hereto, for themselves, respective successors, and assigns, hereby covenants and agrees to execute, acknowledge, and deliver or cause to be executed, and assurances, and to perform and do all such further acts and things that may be necessary or desirable to carry out the purposes of this Addendum.

                             Addendum R: Page 1 of 2              ILCrs9/14/2000

        ILC                                                   ADDENDUM R

Information Leasing Corporation
--------------------------------------------------------------------------------

THIS ADDENDUM MODIFIES AND SUPPLEMENTS THE TERMS OF THE MASTER ILC/VENDOR OPERATING AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS ADDENDUM AND THE AGREEMENT, THE TERMS OF THIS ADDENDUM SHALL SPECIFICALLY CONTROL.

AGREED TO AND ACKNOWLEDGED BY:

-------------------------------------------------------------------------------------------------------
             INFORMATION LEASING CORPORATION                        Seller: DUSA PHARMACEUTICALS, INC.
-------------------------------------------------------------------------------------------------------
   By  /s/ Illegible                                                 By  /s/ Paul A. Sowryda
-------------------------------------------------------------------------------------------------------
   Title   Vice President                                           Title  Vice President
-------------------------------------------------------------------------------------------------------
                                                                    Dated  9/21/00
-------------------------------------------------------------------------------------------------------

                             Addendum R: Page 2 of 2               LCrs9/14/2000